SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 29, 2013

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL		33837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement

On July 29, 2013, CenterState Banks, Inc. (the “Company” or “CSFL”) entered into an Agreement and Plan of Merger (“Agreement”) with Gulfstream Bancshares, Inc. (“GS”), whereby GS will be merged with and into the Company (the “Merger”). Pursuant to and simultaneously with entering into the Agreement, the Company’s wholly owned subsidiary bank, CenterState Bank of Florida, N.A. (“CSB”) and GS’s wholly owned subsidiary bank, Gulfstream Business Bank (“GSB”) entered into a Plan of Merger and Merger Agreement whereby GSB will be merged with and into CSB simultaneously with the merger of GS with and into the Company.

Under the terms of the Agreement each outstanding share of GS common stock is entitled to receive 3.012 shares of CSFL common stock and $14.65 cash payment. In addition, if the average closing sales price of CSFL common stock during a specified time period prior to completion of the Merger is greater than $10.38, then the number of CSFL shares of common stock issued for each share of GS common stock is reduced by dividing $31.28 by such average closing sales price. The Agreement has been unanimously approved by the board of directors of CSFL and GS. The transaction is expected to close early in the first quarter of 2014 subject to customary conditions, including receipt of all applicable regulatory approvals and GS shareholder approval.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding CSFL, GS, their respective affiliates and their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 of CSFL that will include a prospectus of CSFL and a proxy statement of GS.

Statements made in this Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the GS acquisition and the final determination of the assets and liabilities acquired and their respective valuations. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business—Note about Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 7.01.	Regulation FD Disclosures.

The press release issued by CSFL on July 30, 2013 announcing the Merger is furnished herewith as Exhibit 99.1. The investor presentation material to be used by CSFL at KBW’s investor conference in New York on July 30, 2013 and used for its conference call at 8:30 am EST on the same date is furnished herewith as Exhibit 99.2. The conference call can be accessed (toll free) by dialing 1-866-393-0571 (passcode 21941481). Alternatively, individuals may listen to the live webcast of this call by visiting the link on the Company’s website at www.centerstatebanks.com.

Item 9.01.	Exhibits.

(d)	Exhibits

Exhibit 2.1 Agreement and Plan of Merger by and between CenterState Banks, Inc. and Gulfstream Bancshares, Inc. dated as of July 29, 2013.

Exhibit 99.1 Press release dated July 30, 2013

Exhibit 99.2 Investor presentation materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and Chief Financial Officer

Date: July 30, 2013

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